United States
                       Securities and Exchange Commission
                             Washington, D.C. 20549

                                    FORM 8-K

                           Current Report Pursuant to
           Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 April 30, 2009
                                (Date of Report)

                           Domain Registration, Corp.
             (Exact name of registrant as specified in its charter)


         Nevada                                                  88-0409159
(State of incorporation)    (Commission File Number)           (IRS Employer
                                                             Identification No.)

P.O. Box 031-088, Shennan Zhong Road, Shenzhen City, P.R. China         518031
         (Address of principal executive offices)                    (Zip Code)


                               011-86-21-61050200
              (Registrant's telephone number, including area code)

                                       N/A
         (Former name or former address, if changed since last report.)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

| | Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

| | Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

| | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

| | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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

Item 1.01         Entry into a Material Definitive Agreement.

         A.       Merger Agreement

         On April 30 2009, Domain Registration, Corp. (the "Registrant") and its wholly-owned subsidiary, DOMR Merger Sub, Inc. ("SUB"), entered into an agreement and plan of merger (the "Merger Agreement") with China Northern Pharmacy Holding Group Limited ("CNPH"), Li Yang, Yanhua Han, Hong Lin, Zuzhuan Xu, Chunrong Xiong, Giant Fortune Investment Management Limited, Enhanced Way Investments Limited, Power Step Investments Limited, Talent Peak Limited and Top Goal Technology Limited (the "Merger Agreement"). A copy of the Merger Agreement is being filed as Exhibit 10.1 to this Current Report.

         The transaction described in the Merger Agreement is referred to in this Current Report as the "Merger Transaction." A summary of the Merger Transaction, as well as the material terms and conditions of the Merger Agreement, are set forth below, but such summary is qualified in its entirety by the terms and condition of the Merger Agreement, which are incorporated herein by reference.

                  1.       The Parties to the Merger Agreement

         The Registrant is a "shell company" (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the "Exchange Act")).

      CNPH, a British Virgin Island corporation, is a holding company that acquired all of the outstanding stock of China Northern Pharmacy Holding Group Limited in Hong Kong ("CNPH HK"). CNPH HK is a corporation formed under the laws of Hong Kong and a holding company that acquired all of the issued and outstanding stock of Tonghua Huachen Herbal Planting Company Limited ("HERB") and Tonghua Shengantang Medical & Pharmacy Company Limited ("PHARMACY") on November 21, 2008. Li Yang, Yanhua Han, Hong Lin, Zuzhuan Xu, Chunrong Xiong, Giant Fortune Investment Management Limited, Enhanced Way Investments Limited, Power Step Investments Limited, Talent Peak Limited and Top Goal Technology Limited are CNPH's shareholders (the "CNPH Shareholders"). In addition, Li Yang is the sole director of CNPH.

         HERB is engaged in planting, processing and selling herbs (Chinese Magnolia vine, Ussuriensis Fritillary Bulb, Membranous Milk vetch Root, Chinese Thorowax Root, Manchurian Wild ginger, Ginseng, Kudzurine Root) in the People's Republic of China (the "PRC" or "China"). Chinese Magnolia vine fruit is the fruit of wooden orchid aceae plant and is used for a variety of medicinal purposes in China.

         HERB owns 95 percent of the equity interests of Tonghua Huachen Pharmaceutical Company Limited ("Huachen"). Huachen is engaged in the sales and production of herbal products, such as Qiweixiaoke Capsule, Shengan Bujin Tablets, Tongqiaobiyan Tablets, Huatanpingchuan Tablets, Wujiarongxue Oral Liquid, and Methocarbamol Capsule. The company is a large-scale high-tech modernized drug manufacturing enterprise with the national GMP authentication modernization. It has a sales network covering 28 provinces and cities in the PRC and distributes products throughout the PRC.

         PHARMACY is engaged in drug logistics and distribution in China through a chain of 383 pharmacy stores in Jilin Province, China, in which it has a 70% equity interest.

         PHARMACY owns 95 percent of the equity interests of Yunnan Silin Pharmaceutical Company Limited ("SILIN"), which is engaged in the wholesale distribution of medicine products, chemical agents, antibiotics, biochemistry drugs and biological preparations to hospitals and pharmacy shops. SILIN's sales network covers the entire Yunnan Province and Shanghai and Zhejiang areas, and has established a distribution network for prepared Chinese medicines which covers Northeast and Southwest China.

                  2.       The Merger Transaction

         Pursuant to the Merger Agreement, SUB will be merged with and into CNPH, with CNPH as the surviving corporation. Following the Merger Transaction, CNPH will become a wholly owned subsidiary of the Registrant, and in turn, the Registrant will become the indirect owner of the Chinese operating companies, HERB and PHARMACY.

                  3.       The Merger Consideration

         Pursuant to the terms of the Merger Agreement, in exchange for their shares in CNPH, the CNPH Shareholders will receive an aggregate of 42,500,000 shares of the Registrant's common stock, to be divided proportionally among the CNPH Shareholders in accordance with their respective ownership interests in CNPH.

                  4.       The Merger Agreement

         The Merger Agreement contains customary terms and conditions for a transaction of this type, including representations, warranties and covenants, as well as provisions describing the merger consideration, the process of exchanging the consideration and the effect of the merger. The Merger Agreement contains reciprocal indemnification provisions that provide for indemnification in the event of a breach of a representation or warranty. The indemnification provisions survive the closing of the Merger Transaction for 18 months. The closing of the Merger Agreement is subject to certain customary conditions.

                  5.       Material Relationships

         Apart from the aforementioned relationships, there are no material relationships between the Registrant or its affiliates and any of the parties to the Merger Agreement, other than in respect of the Merger Agreement.

                  6.       Ancillary Agreements

         As part of the Merger Agreement, the Registrant agreed that following the completion of the Merger Transaction that it will adopt amendments to its Articles of Incorporation, subject to shareholder approval, to (i) change its corporate name to "BioPharm Asia Inc."; (ii) authorize the issuance of 10 million shares of "blank-check" preferred stock with such voting powers, designations, preferences, limitations, restrictions and relative rights as may be determined by the Board of Directors of the Registrant from time to time in accordance with the provisions of Chapter 78 of the Nevada Revised Statutes and
(iii) increase the authorized shares of the Registrant's common stock to 150 million, and take whatever actions are required under Chapter 78 of the Nevada Revised Statutes and the federal securities laws to obtain shareholder approval and effect the implementation of those amendments.

Item 9.01         Financial Statements and Exhibits.

(c)  Exhibits

Exhibit No.    Description
-----------    -----------

  10.1 Agreement and Plan of Merger, dated as of April 30, 2009 among the Registrant, DOMR Merger Sub, Inc. ("SUB"), China Northern Pharmacy Holding Group Limited ("CNPH"), Li Yang, Yanhua Han, Hong Lin, Zuzhuan Xu, Chunrong Xiong, Giant Fortune Investment Management Limited, Enhanced Way Investments Limited, Power Step Investments Limited, Talent Peak Limited and Top Goal Technology Limited

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  April 30, 2009                 DOMAIN REGISTRATION, CORP


                                      /s/ Chunhua Yang
                                      -----------------------------------------
                                      Chunhua Yang
                                      President & Chief Executive Officer